Exhibit 99.1

         Kerr-McGee Announces 2004 Second-Quarter Earnings Increase 59%
         --------------------------------------------------------------

     Oklahoma City, July 28, 2004 - Kerr-McGee Corp. (NYSE: KMG) reports net income for the 2004 second quarter of $110.6 million ($1.01 per diluted common share), up 59% from the 2003 second-quarter net income of $69.6 million (68 cents per share). The company's adjusted after-tax net income from continuing operations was $119.8 million ($1.09 per share), compared with $113.0 million ($1.07 per share) for the 2003 second quarter. Adjusted after-tax net income from continuing operations is determined by excluding from net income results from discontinued operations and the effect of special items.

(Millions of dollars, except per share amounts)
                                                                               Six Months Ended
                                                   Second Quarter                  June 30
                                                 -------------------         -------------------
                                                  2004         2003           2004         2003
                                                 ------       ------         ------       ------

Net Income                                       $110.6       $ 69.6         $262.8       $139.5
  (Income) Loss from
      Discontinued Operations                         -           .2              -          (.2)
  Change in Accounting Principle (FAS 143)            -            -              -         34.7
                                                 ------       ------         ------       ------
Income from Continuing Operations                $110.6       $ 69.8         $262.8       $174.0
  Add Special Items (1)                             9.2         43.2           16.4         66.3
                                                 ------       ------         ------       ------
Adjusted After-Tax Income                        $119.8       $113.0         $279.2       $240.3
                                                 ======       ======         ======       ======

Diluted Earnings Per Share
  Net Income                                     $ 1.01       $  .68         $ 2.42       $ 1.36
  Discontinued Operations                             -            -              -            -
  Change in Accounting Principle                      -            -              -          .31
                                                 ------       ------         ------       ------
  Continuing Operations                          $ 1.01       $  .68         $ 2.42       $ 1.67
                                                 ======       ======         ======       ======
Adjusted After-Tax Income                        $ 1.09       $ 1.07         $ 2.56       $ 2.27
                                                 ======       ======         ======       ======

(1) Items included in "Special Items" are listed on page 7 as "Other Information, Net of Income Taxes."

Adjusted after-tax income excludes items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. Management believes that this measure provides valuable insight into the company's core earnings from operations and enables investors and analysts to better compare core operating results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax income is comparable with similarly titled amounts for other companies.

     "During the second quarter, we met our production projections, continued to control costs and experienced improving performance by our chemical operations, while completing the merger with Westport Resources, which adds significant depth, breadth and balance to our oil and gas exploration and production program," said Luke R. Corbett, Kerr-McGee chairman and chief executive officer. "We expect total oil and gas volumes to increase by more than 25% in the third quarter, as we ramp up production from new developments in the deepwater Gulf of Mexico at the Red Hawk and Gunnison fields and our new core area in Bohai Bay, China; bring on additional volumes from our successful exploitation programs; and realize the full impact of the merger with Westport Resources."

Operating Profit
----------------
     Operating profit for the second quarter 2004 was $275.2 million, up from $250.2 million in the second quarter 2003. Exploration and production operating income for the 2004 period was $263 million, compared with $272.8 million for the prior-year quarter. At June 30, 2004, the cost of exploratory wells drilling, which if completed and determined to be noncommercial prior to the filing of the company's financial statements with the U.S. Securities and Exchange Commission, exposes the company to additional second-quarter 2004 after-tax expense of up to $6.4 million.
     Operating profit for the chemical operations was $12.2 million in the 2004 second quarter, compared with a loss of $22.6 million for the 2003 quarter. The second-quarter 2003 loss was primarily due to costs related to chemical plant shutdowns.

Debt to Total Capitalization
----------------------------
     Debt to total capitalization at June 30, 2004 decreased to 46%, compared with 58% at Dec. 31, 2003. At June 30, 2004, debt was $4.4 billion, compared with $3.7 billion at Dec. 31, 2003. Kerr-McGee assumed approximately $1 billion in debt on June 25, 2004 upon completion of the merger with Westport Resources.

Oil and Gas Volumes and Prices
------------------------------
     Kerr-McGee's daily oil production from continuing operations averaged 140,500 barrels in the 2004 second quarter, down 9% from 154,800 barrels per day in the 2003 period.
     Including the effect of the company's hedging program, the per-barrel sales price for oil from continuing operations averaged $26.97 for the 2004 second quarter, compared with $25.28 for the 2003 second quarter.
     Natural gas sales averaged 740 million cubic feet per day for the 2004 second quarter, up 6% from the 2003 second quarter. The average natural gas sales price, including the effects of the company's hedging program, was $4.70 per thousand cubic feet, a 10% increase over the 2003 second quarter. Details on the company's hedges for the remainder of 2004 may be found on Kerr-McGee's website at http://www.kerr-mcgee.com/ir/guidance.htm.

Revenues and Capital Expenditures
---------------------------------
     Revenues of $1.1 billion in the 2004 second quarter were up slightly from the 2003 period.
     Capital expenditures were $289.2 million, compared with $340.1 million for the 2003 second quarter.
     Kerr-McGee will hold a conference call today at 11 a.m. EDT to discuss its second-quarter results and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024 within the United States or 617-801-9702 outside the United States. The password for both dial-in numbers will be Kerr-McGee. A replay of the call will be available for 48 hours at 888-286-8010 within the United States or 617-801-6888 outside the United States. The code for the replay will be #37639132. The webcast replay will be archived for 30 days on the company's website.
     Kerr-McGee is an Oklahoma City-based energy and inorganic chemical company with worldwide operations and assets of more than $14 billion. For more information, visit the company's website at www.kerr-mcgee.com.

                                      # # #
     Statements in this news release regarding the company's or management's intentions, beliefs or expectations, or that otherwise speak to future events, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include those statements preceded by, followed by or that otherwise include the words "expects," "projects," or similar words. In addition, any statements regarding possible commerciality, development plans, capacity expansions, drilling of new wells, ultimate recoverability of reserves, future production rates, cash flows and changes in any of the foregoing are forward-looking statements. Future results and developments discussed in these statements may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the success of the oil and gas exploration and production program, drilling risks, the market value of Kerr-McGee's products, uncertainties in interpreting engineering data, demand for consumer products for which Kerr-McGee's businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets, including changes in currency exchange rates, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, general economic conditions, and other factors and risks identified in the Risk Factors section of the company's Annual Report on Form 10-K and other U.S. Securities and Exchange Commission filings. Actual results and developments may differ materially from those expressed or implied in this news release.

Investor Contact:          Rick Buterbaugh
                           405-270-3561

Media Contact:             Deborah Schramm
                           Direct:  405-270-2877
                           Pager:  888-734-8294
                           dschramm@kmg.com

                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                      Second Quarter Ended        Six Months Ended
                                                                           June 30,                   June 30,
                                                                      --------------------      --------------------
(Millions of dollars, except per-share amounts)                        2004        2003 (a)      2004        2003 (a)
                                                                      --------    --------      --------    --------
Consolidated Statement of Income
--------------------------------
Revenues                                                              $1,097.1    $1,052.6      $2,213.4    $2,152.2
                                                                      --------    --------      --------    --------
Costs and Expenses -
  Costs and operating expenses                                           432.6       439.1         835.6       823.5
  General and administrative expenses                                     80.1        79.1         163.7       150.0
  Shipping and handling expenses                                          38.4        35.0          76.1        67.0
  Accretion expense                                                        6.8         6.3          13.4        12.5
  Depreciation and depletion                                             191.0       193.0         381.3       382.6
  Impairments on assets held for use                                       1.1           -          14.3         5.1
  Loss (gain) associated with assets held for sale                         3.9        (0.5)          7.3        (5.7)
  Exploration, including dry holes and amortization of
    undeveloped leases                                                    65.5        66.6         116.1       207.1
  Taxes, other than income taxes                                          28.6        21.0          57.0        46.4
  Provision for environmental remediation and restoration,
    net of reimbursements                                                  7.4         1.9           6.6        19.2
Interest and debt expense                                                 55.7        63.4         112.7       128.4
                                                                      --------    --------      --------    --------
      Total Costs and Expenses                                           911.1       904.9       1,784.1     1,836.1
                                                                      --------    --------      --------    --------
                                                                         186.0       147.7         429.3       316.1
Other Expense                                                             (7.0)      (26.9)         (7.3)      (25.2)
                                                                      --------    --------      --------    --------
Income before Income Taxes                                               179.0       120.8         422.0       290.9
Provision for Income Taxes                                               (68.4)      (51.0)       (159.2)     (116.9)
                                                                      --------    --------      --------    --------
Income from Continuing Operations                                        110.6        69.8         262.8       174.0
Discontinued Operations, net of taxes                                        -        (0.2)            -         0.2
Cumulative Effect of Change in Accounting Principle, net of taxes            -           -             -       (34.7)
                                                                      --------    --------      --------    --------
Net Income                                                            $  110.6    $   69.6      $  262.8    $  139.5
                                                                      ========    ========      ========    ========

Net Income (Loss) per Common Share -
  Basic -
    Continuing operations                                             $   1.07    $   0.70      $   2.58    $   1.73
    Accounting change                                                        -           -             -       (0.34)
                                                                      --------    --------      --------    --------
    Net income                                                        $   1.07    $   0.70      $   2.58    $   1.39
                                                                      ========    ========      ========    ========
Diluted -
  Continuing operations                                               $   1.01    $   0.68      $   2.42    $   1.67
  Accounting change                                                          -           -             -       (0.31)
                                                                      --------    --------      --------    --------
  Net income                                                          $   1.01    $   0.68      $   2.42    $   1.36
                                                                      ========    ========      ========    ========

Thousands of Common Shares Outstanding -
  End of period                                                                                  150,452     100,852
  Average                                                              103,609     100,121       101,956     100,121
  Average - including dilution                                         114,795     110,726       113,050     110,653

(a) Certain prior year amounts have been reclassified to conform with the current year's presentation.

                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                      Second Quarter Ended        Six Months Ended
                                                                           June 30,                  June 30,
                                                                      --------------------      --------------------
(Millions of dollars)                                                   2004       2003 (a)       2004       2003 (a)
                                                                      --------    --------      --------    --------
Segment Information
-------------------
Revenues
  Exploration and production                                          $  765.1    $  720.8      $1,598.9    $1,516.7
  Chemicals - Pigment                                                    302.8       283.8         555.2       537.1
  Chemicals - Other                                                       29.2        48.0          59.2        98.3
                                                                      --------    --------      --------    --------
                                                                       1,097.1     1,052.6       2,213.3     2,152.1
  All other                                                                  -           -           0.1         0.1
                                                                      --------    --------      --------    --------
    Total                                                             $1,097.1    $1,052.6      $2,213.4    $2,152.2
                                                                      ========    ========      ========    ========

Operating Profit
  Exploration and production -
    Domestic (includes $5.4 gain ($3.5 after tax) in the 2004 second quarter and first six months and $1.1 gain and $9.7 loss ($.7 gain and $6.3 loss after tax) in the 2003 second quarter and
      first six months, respectively, for non-hedge derivatives)      $  261.2       246.7      $  569.5    $  528.7
    North Sea                                                             76.1        86.9         169.1       211.0
    China                                                                 (1.7)        6.9          (3.0)       14.8
    Other international                                                   (2.1)       (1.6)         (5.0)       (3.0)
    Impairments on assets held for use                                    (1.1)          -         (14.3)       (5.1)
    Gain (loss) associated with assets held for sale                      (3.9)        0.5          (7.3)        5.7
                                                                      --------    --------      --------    --------
      Total Production Operations                                        328.5       339.4         709.0       752.1
    Exploration expense                                                  (65.5)      (66.6)       (116.1)     (207.1)
                                                                      --------    --------      --------    --------
                                                                         263.0       272.8         592.9       545.0
                                                                      --------    --------      --------    --------
  Chemicals -
    Pigment                                                               13.5       (14.2)         20.7        (6.8)
    Other                                                                 (1.3)       (8.4)         (8.1)      (18.4)
                                                                      --------    --------      --------    --------
                                                                          12.2       (22.6)         12.6       (25.2)
                                                                      --------    --------      --------    --------
      Total                                                              275.2       250.2         605.5       519.8
Net Interest Expense                                                     (54.7)      (62.1)       (110.6)     (125.9)
Loss from Equity Affiliates                                               (6.4)       (6.7)        (14.7)      (12.8)
Derivatives and Devon Stock Revaluation (b)                                3.2        (2.2)          3.2        (1.3)
Foreign Currency Losses                                                   (2.4)      (16.5)         (4.4)      (13.1)
Other Expense                                                            (35.9)      (41.9)        (57.0)      (75.8)
Provision for Income Taxes                                               (68.4)      (51.0)       (159.2)     (116.9)
                                                                      --------    --------      --------    --------
Income from Continuing Operations                                        110.6        69.8         262.8       174.0
Discontinued Operations, net of taxes                                        -        (0.2)            -         0.2
Cumulative Effect of Change in Accounting Principle, net of taxes            -           -             -       (34.7)
                                                                      --------    --------      --------    --------
Net Income                                                            $  110.6    $   69.6      $  262.8    $  139.5
                                                                      ========    ========      ========    ========

Net Operating Profit
  Exploration and production                                          $  165.8    $  169.7      $  373.5    $  337.1
  Chemicals - Pigment                                                      8.1        (9.0)         13.4        (2.9)
  Chemicals - Other                                                       (0.9)       (5.5)         (5.3)      (12.0)
                                                                      --------    --------      --------    --------
    Total                                                                173.0       155.2         381.6       322.2
Net Interest Expense                                                     (35.5)      (38.8)        (71.5)      (80.3)
Loss from Equity Affiliates                                               (4.2)       (4.3)         (9.6)       (8.3)
Derivatives and Devon Stock Revaluation (b)                                2.1        (1.4)          2.1        (0.8)
Foreign Currency Losses                                                   (1.6)      (17.0)         (2.9)      (13.0)
Other Expense                                                            (23.2)      (23.9)        (36.9)      (45.8)
Discontinued Operations, net of taxes                                        -        (0.2)            -         0.2
Cumulative Effect of Change in Accounting Principle, net of taxes            -           -             -       (34.7)
                                                                      --------    --------      --------    --------
Net Income                                                            $  110.6    $   69.6      $  262.8    $  139.5
                                                                      ========    ========      ========    ========


(a) Certain prior year amounts have been reclassified to conform with the current year's presentation.
(b)  Includes non-hedge derivatives that are not part of operating profit.


                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                      Second Quarter Ended        Six Months Ended
                                                                           June 30,                   June 30,
                                                                      --------------------      --------------------
(Millions of dollars)                                                   2004       2003 (a)       2004       2003 (a)
                                                                      --------    --------      --------    --------
Selected Exploration and Production Information
-----------------------------------------------
Revenue, excluding marketing revenue                                  $  677.8    $  646.7      $1,429.9    $1,382.8
                                                                      --------    --------      --------    --------
Production Costs -
  Lease operating expense                                                 82.0        84.4         170.9       172.3
  Production taxes                                                        18.2         8.3          33.3        22.7
                                                                      --------    --------      --------    --------
    Total                                                                100.2        92.7         204.2       195.0
Depreciation and Depletion                                               160.3       150.0         322.0       306.7
Accretion Expense                                                          6.8         6.3          13.4        12.5
Impairments on Assets Held for Use                                         1.1           -          14.3         5.1
Loss (Gain) Associated with Assets Held for Sale                           3.9        (0.5)          7.3        (5.7)
General and Administrative Expense                                        35.0        20.7          66.2        42.7
Transportation Expense                                                    24.8        23.5          51.6        45.2
Gas Gathering, Pipeline and Other Expenses                                17.9        18.2          42.8        34.0
Exploration Expense                                                       65.5        66.6         116.1       207.1
                                                                      --------    --------      --------    --------
    Total Costs and Expenses                                             415.5       377.5         837.9       842.6
                                                                      --------    --------      --------    --------
      Net, excluding marketing activities                                262.3       269.2         592.0       540.2
Marketing - gas sales revenue                                             87.3        74.1         169.0       133.9
Marketing - gas purchase cost (including transportation)                 (86.6)      (70.5)       (168.1)     (129.1)
                                                                      --------    --------      --------    --------
    Operating Profit                                                  $  263.0    $  272.8      $  592.9    $  545.0
                                                                      ========    ========      ========    ========

Other Information, Net of Income Taxes
--------------------------------------
Commodity and Other Derivatives and Devon Stock Revaluation           $    5.6    $   (0.7)     $    6.1    $   (7.1)
Foreign Currency Losses                                                   (1.6)      (17.0)         (2.9)      (13.0)
Impairments on Assets Held for Use                                        (0.7)        0.1          (9.3)       (3.2)
Gain (Loss) Associated with Assets Held for Sale                          (2.7)        0.1          (5.0)        3.1
Litigation Reserve                                                           -           -             -        (4.2)
Costs Related to Chemical Plant Shutdown                                  (2.3)      (18.8)         (1.1)      (23.6)
Costs Related to Forest Products Shutdown                                    -        (5.8)            -        (5.8)
Environmental Expenses, Net of Reimbursements                             (4.8)       (1.1)         (4.9)      (11.5)
Gain on Sale of Devon Stock                                                  -           -           5.8           -
Other Items                                                               (2.7)          -          (5.1)       (1.0)
                                                                      --------    --------      --------    --------
    Total                                                             $   (9.2)   $  (43.2)     $  (16.4)   $  (66.3)
                                                                      ========    ========      ========    ========

Selected Balance Sheet Information
----------------------------------
Cash                                                                                            $  104.7    $  108.6
Current Assets                                                                                   1,929.3     1,239.8
Total Assets                                                                                    14,596.5     9,963.1
Current Liabilities                                                                              3,001.8     1,572.1
Total Debt                                                                                       4,355.7     3,719.8
Stockholders' Equity                                                                             5,076.8     2,618.2

Selected Cash Flow Information
------------------------------
Cash Provided by Operating Activities                                 $  432.8    $  443.2      $  707.4    $  764.9
Depreciation, Depletion and Amortization
  (including asset impairments and gain/loss on assets held for sale)    209.4       212.8         429.1       425.5
Dividends Paid                                                            45.6        45.4          91.0        90.6
Capital Expenditures (including dry hole expense) -
  Exploration and production                                             263.9       314.5         409.7       601.9
  Chemicals - Pigment                                                     18.5        21.0          38.5        36.5
  Chemicals - Other                                                        3.4         1.4           5.2         2.5
                                                                      --------    --------      --------    --------
                                                                         285.8       336.9         453.4       640.9
  All other                                                                3.4         3.2           5.6         5.2
                                                                      --------    --------      --------    --------
    Total Capital Expenditures (including dry hole expense)           $  289.2    $  340.1      $  459.0    $  646.1
                                                                      ========    ========      ========    ========

(a) Certain prior year amounts have been reclassified to conform with the current year's presentation.

                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                      Second Quarter Ended        Six Months Ended
                                                                           June 30,                   June 30,
                                                                      --------------------      --------------------
                                                                        2004        2003          2004        2003
                                                                      --------    --------      --------    --------
Crude oil & condensate production (thousands of bbls/day)
  Domestic -
    Offshore                                                              57.0        57.5          57.2        58.6
    Onshore                                                               19.8        20.7          19.3        21.0
  North Sea                                                               63.7        72.3          65.3        76.2
  China                                                                      -         4.3             -         4.3
                                                                      --------    --------      --------    --------
    Total Continuing Operations                                          140.5       154.8         141.8       160.1
  Discontinued Operations                                                    -           -             -         1.2
                                                                      --------    --------      --------    --------
    Total                                                                140.5       154.8         141.8       161.3
                                                                      ========    ========      ========    ========

Average price of crude oil sold (per bbl)
  Domestic -
    Offshore                                                          $  28.08    $  25.44      $  28.42    $  25.87
    Onshore                                                              25.50       25.57         25.68       26.58
  North Sea                                                              26.40       24.96         26.45       26.06
  China                                                                      -       27.42             -       29.24
    Average for Continuing Operations                                    26.97       25.28         27.14       26.14
    Discontinued Operations                                           $      -    $      -      $      -    $  24.47

Natural gas sold (MMCF/day)
  Domestic -
    Offshore                                                               314         275           321         280
    Onshore                                                                334         342           328         356
  North Sea                                                                 92          80           102          93
                                                                      --------    --------      --------    --------
    Total                                                                  740         697           751         729
                                                                      ========    ========      ========    ========

Average price of natural gas sold (per MCF)
  Domestic -
    Offshore                                                          $   5.16    $   4.95      $   5.42    $   5.17
    Onshore                                                               4.58        4.22          4.96        4.41
  North Sea                                                               3.61        2.37          4.05        2.92
    Average                                                           $   4.70    $   4.29      $   5.03    $   4.51

Titanium dioxide pigment production
  (thousands of tonnes)                                                    143         131           279         261